Exhibit 10.4

AMENDED AND RESTATED

NOTE FUNDING AGREEMENT

Between

HORIZON FUNDING I, LLC,

as Issuer,

and

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, NEW YORK LIFE
INSURANCE COMPANY, NEW YORK LIFE INSURANCE AND ANNUITY
CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT
(BOLI 30C) AND NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30E)
AND THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED
UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT
SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF
JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR,
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN
HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND
THE BANK OF NEW YORK MELLON, AS TRUSTEE

as the Initial Purchasers

dated as of June 5, 2020

TABLE OF CONTENTS

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TABLE OF CONTENTS

Page

EXHIBITS

Exhibit A Form of Advance Request	A-1

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This AMENDED AND RESTATED NOTE FUNDING AGREEMENT (this “Agreement”), dated as of June 5, 2020, is by and among HORIZON FUNDING I, LLC, as Issuer (the “Issuer”), NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, NEW YORK LIFE INSURANCE COMPANY, NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C), NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30E), and THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE, as initial purchasers (the “Initial Purchasers”).

RECITALS

WHEREAS, the Issuer issued the Notes (the “Notes”) pursuant to an Indenture, dated as of June 1, 2018 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), between the Issuer and U.S. Bank National Association, as Trustee (the “Trustee”);

WHEREAS, the Initial Purchasers previously acquired such Notes and have committed to fund Advances (as defined below) in an amount not to exceed the Commitment Amount (as defined below);

WHEREAS, reference is made to the Note Funding Agreement, dated as June 1, 2018 (the “Original Agreement”), by and among the Issuer and the Initial Purchasers;

WHEREAS, the parties hereto desire to amend and restate the Original Agreement in its entirety, pursuant to and in accordance with Section 7.1 of the Original Agreement;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I.

DEFINITIONS

SECTION 1.1 Certain Defined Terms. Capitalized terms used herein without definition shall have the meanings set forth in the Indenture and the Sale and Servicing Agreement. Additionally, the following terms shall have the following meanings:

“Advance” means an advance made by the Initial Purchasers to the Issuer under and in accordance with the terms of this Agreement.

“Advance Account” shall mean, unless another account is specified by the Issuer in the Advance Request, the Principal Reinvestment Account.

“Advance Date” means the day on which the Initial Purchasers make an Advance in accordance with and subject to the terms and conditions of this Agreement.

“Advance Availability” means, for any Advance Date, the lesser of (i) the Commitment Amount minus the Aggregate Outstanding Note Balance and (ii) the Borrowing Base minus the Aggregate Outstanding Note Balance, in each case measured as of the Business Day before the Issuer’s delivery of an Advance Request (giving pro forma effect to the Advance requested and any Loans to be acquired on the proposed Advance Date). Following the occurrence of the Investment Period Termination Date, the Advance Availability shall be zero.

“Advance Request” means a written notice in the form of Exhibit A, to be used by the Issuer to request the funding of an Advance from the Initial Purchasers.

“Amendment Date” has the meaning specified in Section 4.3.

“Commitment Amount” means, collectively, the commitment of the Initial Purchasers to fund Advances during the Investment Period in an amount not to exceed $100,000,000 in the aggregate outstanding at any given time; provided that the amount may be increased to $200,000,000 at the mutual discretion and agreement of the Issuer and the Noteholders.

“Indenture” has the meaning specified in the recitals.

“Initial Advance” has the meaning specified in Section 2.1(a).

“Initial Purchasers” is defined in the Preamble.

“Original Agreement” is defined in the recitals.

“Percentage Interest” means, for New York Life Insurance and Annuity Corporation, 27%, New York Life Insurance Company, 68%, New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C), 2%, New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30E), 1%, and The Bank of New York Mellon, a banking corporation organized under the laws of New York, not in its individual capacity but solely as Trustee under that certain Trust Agreement dated as of July 1st, 2015 between New York Life Insurance Company, as Grantor, John Hancock Life Insurance Company (U.S.A.), as Beneficiary, John Hancock Life Insurance Company of New York, as Beneficiary, and The Bank of New York Mellon, as Trustee, 2%.

“Sale and Servicing Agreement” means that certain sale and servicing agreement, as amended, by and among the Issuer, Horizon Secured Loan Fund I LLC, as Originator and Seller, Horizon Technology Finance Corporation, as Servicer and U.S. Bank, National Association, as Trustee, Backup Servicer, Custodian, Lockbox Bank and Securities Intermediary.

SECTION 1.2 Other Definitional Provisions. (a)          All terms defined in this Agreement shall have the meanings defined herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)               As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.1 hereof, and accounting terms partially defined in Section 1.1 hereof to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein shall control.

(c)               The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, and Exhibit references contained in this Agreement are references to Sections, subsections and the Exhibits in or to this Agreement unless otherwise specified.

ARTICLE II.

PURCHASE OF NOTES; ADVANCES

SECTION 2.1 Purchase of Notes; Initial Advance; Commitment. (a)             On the terms and subject to the conditions set forth in the Original Agreement, New York Life Insurance and Annuity Corporation, New York Life Insurance Company, New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C), New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30E) and The Bank of New York Mellon, a banking corporation organized under the laws of New York, not in its individual capacity but solely as Trustee under that certain Trust Agreement dated as of July 1st, 2015 between New York Life Insurance Company, as Grantor, John Hancock Life Insurance Company (U.S.A.), as Beneficiary, John Hancock Life Insurance Company of New York, as Beneficiary, and The Bank of New York Mellon, as Trustee acquired Notes with initial Outstanding Note Balances of up to $27,000,000, up to $68,000,000, up to $2,000,000, up to $1,000,000 and up to $2,000,000, respectively (the “Initial Advance”). Subject to the terms and conditions of this Agreement, each of the Initial Purchasers, severally, but not jointly, reaffirm their obligation to make Advances to the Issuer in an amount up to the Initial Advance as of the Amendment date.

(b)               Subject to the terms and conditions of this Agreement, during the Investment Period, each Initial Purchaser agrees to make Advances to the Issuer in an amount not to exceed its Percentage Interest of the Advance Availability in effect for each Advance Date. The Initial Purchasers shall have no obligation to make Advances hereunder to the extent any additional Advances would cause the Aggregate Outstanding Note Balance to exceed the Commitment Amount. Amounts advanced pursuant to this Agreement may be repaid in accordance with Section 7.05(b)(i)(2) of the Sale and Servicing Agreement and, subject to the terms and conditions of this Agreement, re-borrowed at any time during the Investment Period.

SECTION 2.2 Procedures for Advances. (a)         On the terms and conditions hereinafter set forth, the Issuer may, by delivery of an Advance Request to the Initial Purchasers and the Trustee, from time to time, on any Business Day during the Investment Period, request that each Initial Purchaser make Advances to it in an amount which, at any time, shall not exceed its Percentage Interest of the Advance Availability in effect for the proposed Advance Date.

(b)               Each Advance Request shall be delivered not later than 12:00 P.M. (New York time) on the date which is two (2) Business Days prior to the requested Advance Date; provided, however, that the Issuer may revoke an Advance Request upon written notice to the Initial Purchasers delivered not later than 12:00 P.M. (New York time) on the Business Day prior to the requested Advance Date.

(c)               Each Advance Request shall contain the following information:

(i)                 the proposed Advance Date;

(ii)              the amount of the requested Advance;

(iii)            the Advance Availability for such Advance Date;

(iv)             the amount of Principal Proceeds to be withdrawn from the Collection Account and deposited to the Principal Reinvestment Account on such Advance Date;

(v)               the Advance Account to which the Advance should be funded; and

(vi)             a certification that, as of the related Advance Date, the conditions set forth in Section 3.1 hereof have been satisfied.

(d)               Each Advance Request must be accompanied by (i) a Borrowing Base Certificate as of the Business Day before the Issuer’s delivery of such Advance Request (giving pro forma effect to the Advance requested and any Loans to be acquired on the proposed Advance Date) and (ii) an updated List of Loans (including any Loans to be acquired on such Advance Date).

(e)               On each Advance Date, upon the satisfaction of the applicable conditions set forth in this Section 2.2 and Article III hereof, the Initial Purchasers shall transfer to the Advance Account, an amount equal to the requested Advance. Each wire transfer of an Advance to the Issuer shall be initiated by the Initial Purchasers at the later of (i) 12:00 P.M. (New York time) on the applicable Advance Date and (ii) satisfaction of the conditions set forth in Section 3.1 hereof.

ARTICLE III.

CONDITIONS TO ADVANCES

SECTION 3.1 Conditions Precedent to Advances. (a)        The Initial Purchasers shall not be obligated to make an Advance on any Advance Date unless the following conditions have been satisfied or waived by the Initial Purchasers:

(i)               The representations and warranties of the Issuer in Section 3.25 of the Indenture and of the Servicer and the Originator, as applicable, set forth in Sections 3.01, 3.02, 3.04 and 3.06 of the Sale and Servicing Agreement are true and correct on and as of such Advance Date, before and after giving effect to such Advance;

(ii)              The Investment Period Termination Date shall not have occurred and as of the date of the Advance Request, (A) the aggregate Outstanding Loan Balance of Loans that became Defaulted Loans since the Amendment Date is less than $25,000,000 and (B) no Rapid Amortization Event has occurred since the Amendment Date;

(iii)             No Event of Default or Servicer Default has occurred since the Amendment Date or will occur, after giving effect to such Advance;

(iv)            After giving effect to such Advance and to the application of proceeds therefrom, the Aggregate Outstanding Note Balance will not exceed the Borrowing Base;

(v)             After giving effect to such Advance and to the application of proceeds therefrom, the Aggregate Outstanding Note Balance shall not exceed the Commitment Amount;

(vi)            The Issuer shall have caused the Required Loan Documents for any Loans being acquired on such Advance Date to be delivered to the Custodian in accordance with the Sale and Servicing Agreement;

(vii)           To the extent the Issuer is directing that Principal Proceeds be withdrawn from the Collection Account and deposited to the Principal Reinvestment Account on such Advance Date, the Issuer reasonably believes that funds on deposit in the Collection Account will be sufficient to pay Required Payments on the next Payment Date; and

(viii)          The Commencement Event shall have occured.

(b)               To the extent the Initial Purchasers shall fund an Advance on an Advance Date, it shall be deemed to have agreed that each of the foregoing conditions have been satisfied or waived as to such Advance and Advance Date.

ARTICLE IV.

AMENDMENT

SECTION 4.1 Amendment. The amendment and restatement of the Original Agreement shall occur on at 5:00 P.M. (New York time), on June 5, 2020 (the “Amendment Date”).

SECTION 4.2. Transactions to be Effected at the Amendment Date. On the Amendment Date, simultaneously (i) the Originator will sell, convey and assign all its right, title and interest in the Initial Loan Assets to the Issuer in accordance with Section 2.02 of the Sale and Servicing Agreement, and (ii) the Initial Purchasers shall transfer to the Advance Account, for deposit in same day funds, an amount equal to the Initial Advance.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES
WITH RESPECT TO THE INITIAL PURCHASERS

SECTION 5.1 Securities Laws; Transfer Restrictions. Each Initial Purchaser represents and warrants that:

(a)               it has (i) reviewed the Indenture, the Sale and Servicing Agreement and all other documents which have been provided by the Issuer to it with respect to the transactions contemplated thereby, (ii) participated in due diligence sessions with the Originator and (iii) had an opportunity to discuss the Issuer’s, the Servicer’s and the Originator’s businesses, management and financial affairs, and the terms and conditions of the proposed purchase with the Issuer, the Originator and the Servicer and their respective representatives;

(b)               it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and it is able and prepared to bear the economic risk of investing in, the Notes;

(c)               it is a “qualified purchaser” within the meaning of Section 2(A)(51) of the Investment Company Act of 1940 pursuant to an exemption under the Securities Act; and

(d)               it understands and acknowledges and agrees that the Notes are subject to the transfer restrictions set forth in the Indenture.

ARTICLE VI.

COVENANTS

SECTION 6.1 Reports and Notices under the Transaction Documents. So long as the Initial Purchasers own 100% of the Notes:

(a)               Monthly Report and Liquidation Report. The Issuer will cause each Monthly Report and Liquidation Report under the Sale and Servicing Agreement to be delivered to the Initial Purchasers, contemporaneously with the delivery thereof to the Trustee.

(b)               Notices. The Issuer will cause a copy of all notices required to be delivered by it or the Servicer under the Sale and Servicing Agreement or the Indenture to be promptly delivered to the Initial Purchasers.

(c)               Annual Report. Provided that the Initial Purchasers execute such specified user forms as required by the Independent Accountants, if any, the Issuer will cause to be delivered to the Initial Purchasers the annual reports prepared by the Independent Accountants pursuant to Article IX of the Sale and Servicing Agreement.

SECTION 6.2 Amendments to Indenture and Sale and Servicing Agreement. Notwithstanding that Section 9.01 of the Indenture permits the Issuer and the Trustee to enter into a supplemental indenture without the consent of the Noteholders and Section 13.01(a) of the Sale and Servicing Agreement permits the parties thereto to enter into certain amendments without the consent of the Noteholders, so long as the Initial Purchasers own 100% of the Notes, the Issuer agrees that it will not enter into any such supplemental indenture or amendment to the Indenture or the Sale and Servicing Agreement without the prior written consent of the Initial Purchasers.

ARTICLE VII.

MISCELLANEOUS

SECTION 7.1 Amendments. No amendment or waiver of any provision of this Agreement shall in any event be effective without the written agreement of the Issuer and the Initial Purchasers.

SECTION 7.2 Notices. All notices and other communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if to the Initial Purchasers, shall be mailed, delivered or telegraphed and confirmed to the Initial Purchasers at the following address:

New York Life Insurance and Annuity Corporation, New York Life Insurance Company, New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C), New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30E) or The Bank of New York Mellon, a banking corporation organized under the laws of New York, not in its individual capacity but solely as Trustee under that certain Trust Agreement dated as of July 1st, 2015 between New York Life Insurance Company, as Grantor, John Hancock Life Insurance Company (U.S.A.), as Beneficiary, John Hancock Life Insurance Company of New York, as Beneficiary, and The Bank of New York Mellon, as Trustee

c/o NYL Investors LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010

Attention:	Fixed Income Investors Group Private Finance 2nd Floor Facsimile: (212) 447-4122

with an electronic copies to:

FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

if to the Issuer, shall be mailed, delivered or telegraphed and confirmed to the Issuer at the following address:

Horizon Funding I, LLC
312 Farmington Avenue

Farmington, CT 06032

Telephone: 860-674-9977

Fax: 860-676-8655
Email: dtrolio@horizontechfinance.com

SECTION 7.3 No Waiver; Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 7.4 Binding Effect; Assignability. (a) This Agreement shall be binding on the parties hereto and their respective successors and assigns; provided, however, that the Issuer may not assign any of its rights or delegate any of its duties hereunder without the prior written consent of the Initial Purchasers; provided, further that each Initial Purchaser acknowledges and agrees that it is subject to the transfer restrictions related to the Notes that are set forth in the Indenture.

(b)               This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as all amounts payable with respect to the Notes shall have been paid in full.

SECTION 7.5 Confidentiality. Unless otherwise consented to by each of the Initial Purchasers or the Issuer, as applicable, each of the Initial Purchasers and the Issuer hereby agree that it will not disclose the contents of any Transaction Document, or any other confidential or proprietary information furnished by the Initial Purchasers or the Issuer, to any Person other than its Affiliates (which Affiliates shall have executed an agreement satisfactory in form and in substance to the Purchaser to be bound by this Section 7.5), auditors and attorneys or as required by applicable law.

SECTION 7.6 GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

SECTION 7.7 Wavier of Trial by Jury. To the extent permitted by applicable law, each of the parties hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Agreement or any matter arising hereunder.

SECTION 7.8 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

SECTION 7.9 No Recourse. Notwithstanding anything to the contrary contained herein, the obligations of the Initial Purchasers under this Agreement are solely the corporate obligations of the Initial Purchasers.

No recourse under any obligation, covenant or agreement of any Initial Purchaser contained in this Agreement shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Initial Purchaser (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of the Initial Purchasers, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of any Initial Purchaser (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of the Initial Purchasers contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by any Initial Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.

SECTION 7.10 No Petition. Each Initial Purchaser hereby covenants and agrees that it will not prior to the date which is one year and one day or, if longer, the preference period then in effect after payment in full of the Notes rated by the Rating Agency, institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the other Transaction Documents.

SECTION 7.11 Survival. All representations, warranties, covenants and guaranties contained in this Agreement and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the sale, transfer or repayment of the Notes.

SECTION 7.12 Waiver of Special Damages. In no event shall the Purchaser be liable under or in connection with this Agreement or any other Transaction Document to any Person for indirect, special, or consequential losses or damages of any kind, including lost profits, even if advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed.

[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HORIZON FUNDING I, LLC, as Issuer

By:	/s/ Daniel R. Trolio
Name: Daniel R. Trolio
Title: Treasurer and Secretary

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as Initial Purchaser

By:	NYL Investors LLC, its Investment Manager

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Managing Director

NEW YORK LIFE INSURANCE COMPANY, as Initial Purchaser

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C), as Initial Purchaser

By:	NYL Investors LLC, its Investment Manager

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Managing Director

[Horizon Funding I, LLC – Amended and Restated Note Funding Agreement]

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30E), as Initial Purchaser

By:	NYL Investors LLC, its Investment Manager

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Managing Director

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE, as Initial Purchaser

By:	New York Life Insurance Company, its attorney-in-fact

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Vice President

[Horizon Funding I, LLC – Amended and Restated Note Funding Agreement]

[Horizon Funding I, LLC – Amended and Restated Note Funding Agreement]

Exhibit A

Form of Advance Request

Date: [_________], 201 _

New York Life Insurance and Annuity Corporation, New York Life Insurance Company, New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C) New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30E) or The Bank of New York Mellon, a banking corporation organized under the laws of New York, not in its individual capacity but solely as Trustee under that certain Trust Agreement dated as of July 1st, 2015 between New York Life Insurance Company, as Grantor, John Hancock Life Insurance Company (U.S.A.), as Beneficiary, John Hancock Life Insurance Company of New York, as Beneficiary, and The Bank of New York Mellon, as Trustee

c/o NYL Investors LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010
Attention: Fixed Income Investors Group
Facsimile: (212) 447-4122

Reference is made to that certain Amended and Restated Note Funding Agreement, dated as of June 5, 2020, by and among Horizon Funding I, LLC, as Issuer (the “Issuer”), New York Life Insurance and Annuity Corporation, New York Life Insurance Company, New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C), New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30E) or The Bank of New York Mellon, a banking corporation organized under the laws of New York, not in its individual capacity but solely as Trustee under that certain Trust Agreement dated as of July 1st, 2015 between New York Life Insurance Company, as Grantor, John Hancock Life Insurance Company (U.S.A.), as Beneficiary, John Hancock Life Insurance Company of New York, as Beneficiary, and The Bank of New York Mellon, as Trustee, as Initial Purchasers (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Amended and Restated Note Funding Agreement”. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Amended and Restated Note Funding Agreement. The Issuer hereby gives you notice, pursuant to Section 2.1 of the Amended and Restated Note Funding Agreement, that it requests an Advance under the Amended and Restated Note Funding Agreement.

The Issuer hereby certifies as follows:

1.	The Issuer hereby requests that such Advance be made on _____________.

2.	The Issuer hereby requests an Advance of $ _____________.

3.	The Advance Availability for the requested Advance Date is $ _____________.

4.	[The Issuer hereby requests that the Advance be funded to the Principal Reinvestment Account set forth in the Amended and Restated Note Funding Agreement.] [The Issuer hereby requests that the Advance be funded to the following account: [__].]

5.	The Issuer has directed the Servicer to withdraw Principal Proceeds in the amount of $_____ from the Collection Account and to deposit such amount to the Principal Reinvestment Account on such Advance Date;

6.	The Issuer hereby certifies that the conditions set forth in Section 3.1 of the Amended and Restated Note Funding Agreement have been satisfied.

7.	The Issuer hereby certifies that the Borrowing Base Certificate attached hereto as Schedule A is a true, accurate and complete calculation of the Borrowing Base.

8.	The Issuer hereby certifies that the attached List of Loans attached hereto as Schedule B is a true, accurate and complete list of Loans that are owned by the Issuer and subject to the lien of the Indenture.

[The Remainder Of This Page Is Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has executed the Advance Request this day of _____ day of __________, 201_.

Horizon Funding I, LLC, as Issuer

By:
Name:
Title:

Schedule A to Advance Request
[Attach Borrowing Base Calculation]

Schedule B to Advance Request
[Attach List of Loans]